UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 27, 2019

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	59-2663954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bridge Loan Agreement; Refinancing of Non-Recourse Debt

On September 27, 2019 (the “Closing Date”), OMX Timber Finance Investments I, LLC, as borrower (the “Borrower”), a bankruptcy remote indirect subsidiary of Office Depot, Inc. (the “Company”), entered into a term loan agreement (the “Bridge Loan Agreement”) with Wells Fargo Bank, National Association, as lender (the “Lender”) for a loan commitment in the aggregate principal amount of $735 million (the “Bridge Loan Commitment”). The Company is not a party to the Bridge Loan Agreement and therefore not subject to the terms of the agreement.

The Bridge Loan Agreement, subject to the terms and conditions set forth therein, provides for the Lender to make available to the Borrower a loan (the “Bridge Loan”) on October 31, 2019 (the “Effective Date”) in a principal amount not to exceed the Bridge Loan Commitment, to be used in refinancing the Borrower’s maturing securitization notes (the “Non-Recourse Debt”). The Bridge Loan accrues interest at a rate equal to 3-month LIBOR plus 0.75% per annum from October 31, 2019 through January 29, 2020 (“Maturity Date”). The principal balance of the Bridge Loan is due and payable, together with all accrued and unpaid interest, on the Maturity Date. The Bridge Loan is non-recourse to the Company and is secured by the $817.5 million credit-enhanced timber installment notes (the “Installment Notes”) and the guaranty (the “Guaranty”, collectively with the Installment Notes, the “Collateral”) by Wells Fargo & Company (as successor by merger to Wachovia Corporation, a North Carolina corporation) (the “Guarantor”) of the obligations under the Installment Notes, that were part of the consideration received by OfficeMax Incorporated (“OfficeMax”) in the sale of its legacy timberland assets in 2004 and acquired by the Company as part of the 2013 merger of the Company and OfficeMax (the “OfficeMax Merger”). The Bridge Loan Agreement provides that the Bridge Loan Commitment shall automatically terminate if any or all of it remains outstanding after November 6, 2019.

Proceeds of the Bridge Loan will be used by the Borrower to pay off and satisfy in full the Non-Recourse Debt with a scheduled maturity date of October 31, 2019, acquired by the Company as part of the OfficeMax Merger, and issued and outstanding under the indenture, dated as of December 21, 2004 (the “Indenture”), by and between the Borrower, as issuer, and Wells Fargo Trust Company, National Association (f/k/a Wells Fargo Bank, Northwest, N.A.), as indenture trustee. The Borrower delivered to the indenture trustee a repayment notice on September 30, 2019, in accordance with the terms of the Indenture.

In connection with the Bridge Loan Agreement, the Borrower entered into a security agreement dated as of September 27, 2019 with the Lender (the “Security Agreement”). Pursuant to the Security Agreement, the Lender has a lien on and security interest in the Collateral on the Closing Date, and will have a perfected first priority security interest (other than certain permitted liens) in the Collateral on the Effective Date to guarantee the payment in full of the Bridge Loan by the Borrower. Upon payment in full of the Bridge Loan to the Lender, the Borrower would have no further obligations to the Lender under the Bridge Loan Agreement, and the excess Collateral will be released from the lien of the Security Agreement in accordance with the provisions of the Bridge Loan Agreement.

The Bridge Loan Agreement contains representations and warranties and affirmative and negative covenants customary for financings of this type as well as customary events of default.

The Bridge Loan Agreement contains customary events of default, limited to the following: nonpayment of principal and interest when due; nonpayment of certain credit party expenses within 15 days of written demand and nonpayment of other obligations (excluding principal and interest) for a period of 5 Business Days; default in performance in any material respect of any covenant or agreement of the Borrower in the Bridge Loan Agreement (subject to a 5 Business Days cure period for certain covenants) or incorrectness of representations and warranties in any material respect; bankruptcy and insolvency of the Borrower, the Guarantor or Boise Land & Timber, L.L.C. (with respect to an involuntary insolvency proceeding, if not dismissed within 30 days with respect to the Borrower or the Guarantor and 60 days with respect to Boise Land & Timber, L.L.C.); impairment of security interests in the Collateral; if Borrower is required to be registered as an “investment company” under the Investment Company Act; the termination or attempted termination of the Guaranty/failure by Guarantor to honor a demand for payment by the Lender under the Guaranty/payment by Guarantor under the Guaranty in violation of certain payment direction letters; actual or asserted invalidity of the Bridge Loan Agreement or other transaction documents; occurrence of a change of control as described in the Bridge Loan Agreement; or a cross default to any event of default under the Installment Notes (after giving effect to any applicable grace periods).

The Lender is also a party to the Company’s Second Amended and Restated Credit Agreement dated as of May 13, 2016, as amended, and the Credit Agreement dated as of November 8, 2017, as amended.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release announcing the entry into the Bridge Loan Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press Release of Office Depot, Inc., dated September 30, 2019.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: September 30, 2019	/s/ N. David Bleisch
N. David Bleisch
EVP, Chief Legal & Administrative Officer and Corporate Secretary

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